UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 25, 2013

INGRAM MICRO INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12203	62-1644402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1600 E. St. Andrew Place

Santa Ana, CA 92705

(Address, including zip code, of Registrant’s principal executive offices)

Registrant’s telephone number, including area code: (714) 566-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On April 25, 2013, Ingram Micro Inc. (the “Company” or “Ingram Micro”) issued a press release reporting financial results for the fiscal first quarter that ended March 30, 2013. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information included herein and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing, nor shall it be deemed to form a part of the Company’s public disclosure in the United States or otherwise.

GAAP to Non-GAAP Reconciliation

The attached press release includes financial results prepared in accordance with generally accepted accounting principles (“GAAP”). In addition to GAAP results, Ingram Micro is reporting non-GAAP adjusted operating income and margin, adjusted net income, and adjusted diluted earnings per share, referred to respectively as “non-GAAP operating income,” “non-GAAP operating margin,” “non-GAAP net income” and “non-GAAP diluted earnings per share,” which are adjusted financial measures that are not prepared in conformity with GAAP.

These non-GAAP financial measures are primary indicators that Ingram Micro’s management uses internally to conduct and measure its business and evaluate the performance of its consolidated operations and operating segments. Amortization of acquired intangible assets, foreign currency gains and losses associated with our pan-European purchasing entity, and certain items that are not expected to recur, all of which are noted in the attached press release, are not included in these non-GAAP financial measures. Ingram Micro’s management believes these non-GAAP financial measures are useful to investors because they provide meaningful comparisons to prior periods and may be more indicative of the level of future results. These non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP. These non-GAAP financial measures reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results and the accompanying reconciliations to corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting Ingram Micro’s business. A material limitation associated with the use of these non-GAAP measures as compared to the GAAP measures is that they may not be comparable to other companies with similar excluded items that present related charges differently. In this regard, the non-GAAP measures should be considered as a supplement to, and not as a substitute for or superior to, the corresponding measures calculated in accordance with GAAP and may not be comparable to similarly titled measures used by other companies.

Reconciliations of GAAP to non-GAAP financial measures appear in the financial statements portion of the attached press release under the headings “Supplementary Information—Income from Operations—Reconciliation of GAAP to Non-GAAP Information” and “Supplementary Information—Reconciliation of GAAP to Non-GAAP Financial Measures.”

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated April 25, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGRAM MICRO INC.

By:	/s/ Larry C. Boyd
Name:	Larry C. Boyd
Title:	Executive Vice President, Secretary
and General Counsel

Date: April 25, 2013

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated April 25, 2013